                                                                    EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Michael Cowpland, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Title 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZIM Corporation on Form 10-QSB for the quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ZIM Corporation.

/s/ Michael Cowpland
Michael Cowpland
Chief Executive Officer and Chief Financial Officer
August 15, 2007